Income tax	12 Months Ended
Dec. 31, 2020
Income tax
Income tax

13. Income tax

The Group has tax losses in Germany that are available indefinitely for offsetting against future taxable profits of the companies in which the losses arose. Under German tax law, taxable profits in a given year can be offset with tax loss carryforwards up to an amount of EUR 1,000k.  60% of taxable profit in excess of this amount can be offset with any remaining tax loss carryforwards. As a result, 40% of the taxable profits in excess of EUR 1,000k are subject to taxation.

With the exception of CureVac Inc., which is U.S.-based company, all other entities within the Group are considered Germany entities for tax purposes.

Tax loss carryforwards are examined by the German taxation authorities and may be adjusted. Furthermore, significant changes in the shareholder and company structure can lead to a reduction in the loss carryforwards under the current provisions of German tax law, which can be used to calculate the annual amount for offsetting against the future taxable income.

In fiscal 2020, 2019 and 2018, the Group recorded a consolidated income tax benefit and expense of EUR 726k, EUR 252k and EUR -110k, respectively. The income tax benefit in fiscal 2020 results from current income tax expenses from CureVac Inc. of EUR 403k (2019: EUR 203k and 2018: EUR 243k) and deferred tax income (2019 and 2018: expenses) on taxable temporary differences of EUR 2,843k (2019: EUR 656k and 2018: EUR 472K), which were offset by deferred tax expenses (prior years: benefits) of EUR 1,716k (2019: EUR 1,111k and  2018: EUR 605K) recognized from net operating loss carryforwards. In fiscal 2020, the Group further recorded deferred tax liabilities of EUR 39k (2019: EUR 2,212k and 2018: EUR nil) related to taxable temporary differences on the equity component of the convertible loans recognized in capital reserve. In fiscal 2020, the Group recognized deferred tax assets related taxable temporary differences arising from share-based payments of EUR 1,012k in equity. For outside basis differences of EUR 972k (2019: EUR 770k and 2018: EUR 397k), which are indefinitely reinvested and associated with investments in subsidiaries, deferred tax liabilities have not been recognized.

The significant components of income tax for the years ending December 31, 2019 and 2018 were as follows:

Tax reconciliation:

	2018	2019	2020
	EUR k	EUR k	EUR k
Loss before tax	(71,131)	(100,125)	(129,848)
Expected tax benefit (based on statutory tax rate of 29.13% in 2020, 2019 and 2018)	20,744	29,162	37,818
Adjustments in respect of current income tax of previous years	42	—	18
Adjustments in respect of deferred income tax of previous years	—	—	160
Effects from Recognition or Non-Recognition of DTA through Equity	—	—	(1,012)
Effects of (Non-) Recognition of tax loss carryforwards recognized in prior years	—	—	(1,716)
Effects from differences between Group and local tax rates	10	8	8
Effects resulting from non-recognition of tax loss carryforwards	(22,428)	(22,836)	(30,168)
Effects resulting from non-recognition of DTA/DTL	—	—	(179)
Non-recognition of DTA for deductible temporary differences from SBP this year	430	—	(2,946)
Non-deductible expenses for tax purposes
− Effects from non-deductible share-based-payments	1,209	(5,698)	—
− Effects from (additions/ deductions) for local trade taxes	(65)	(191)	(63)
− Other non-deductible expenses / including "Zinsschranke"	(53)	(78)	(1,154)
Other effects	—	(114)	(39)
Effective tax benefit/ (expense)	(110)	252	726

Deferred taxes

Deferred taxes relate to the following:

	December 31, 2019	December 31, 2020
	EUR k	EUR k
Intangible assets	(4)	(4)
Property, plant and equipment	(694)	(1,075)
Right of use-assets	(301)	(8,458)
Other assets	(281)	(303)
Inventories	115	44
Trade Receivables	—	19
Contract assets	(426)	(235)
Other financial assets	2	—
Other current assets	—	(286)
Cash and cash equivalents	(283)	2,091
Assets	(5,473)	(8,207)
Share-based payments	56	—
Lease liabilities (non-current portion)	3,472	7,774
Financial liabilities / Convertible Loan	(1,987)	—
Other Non-current financial liabilities	—	53
Other non-current liabilities	25	(43)
Trade and other payables	9	434
Lease liabilities (current portion)	576	934
Other liabilities	(14)	(320)
Liabilities	2,136	8,830
Deferred Taxes on temporary differences	(3,337)	624
Non-Recognition of Deferred Tax Assets (DTA) on temporary differences	—	(1,391)
DTA on deductible temporary differences Share-based Payment	—	1,212
Deferred Taxes on loss carryforwards	1,716	—
Deferred Taxes Total	(1,621)	445

The following unused tax losses for which no deferred tax asset is recognized in the statement of financial position had been carried forward as of the end of the reporting periods:

Tax loss carryforwards	2018	2019	2020
	EUR k	EUR k	EUR k
Unused tax losses for corporate income tax	330,753	407,434	775,956
Unused tax losses for trade tax	329,210	405,123	773,165
Unused interest carryforward ("Zinsschranke")	—	—	3,627

The main reasons for the increase in the unused tax loss carryforwards for corporate income and trade tax can be explained as follows:

Due to the corporate restructuring and the exit event triggered by the IPO for the several share-based payments becoming exercisable in 2020 (or later), as described in detail in Note 9 share-based payments, at the first time in fiscal 2020, CureVac recognized expenses in the amount of approximately EUR 245.3 million in its financial statements according to local GAAP and German income tax purposes. From this amount, only approx. EUR 18.9 million were recognized cumulatively through profit or loss in the consolidated financial statements according to IFRS until fiscal year-end 2020, by which about EUR 4.3 million refer to the reporting period 2020 and EUR 14.6 million to prior periods. The difference of EUR 226.4 million has and will not affect profit or loss in the consolidated financial statements according to IFRS. In the case of recognition of a deferred tax asset arising from this part of the tax loss carryforward, this amount would be credited against equity according to IAS 12.68A-C. Furthermore, in fiscal 2020 another EUR 18.9 million in transaction costs in respect of the capital increases were debited to capital reserves. These amounts were tax-deductible according to German income tax regulations. In the case of recognition of a deferred tax asset arising from this part of the tax loss carryforward, this amount would be credited against capital reserves.

The following deductible temporary differences for which no deferred tax asset is recognized in the statement of financial position had been carried forward as of the end of the reporting periods:

Deductible temporary differences	2018	2019	2020
	EUR k	EUR k	EUR k
Not recognized over P&L	—	—	109,272
Not recognized over equity	—	—	415,018

The amounts disclosed above (in respect of the development of deductible temporary differences not recognized) also result mainly from share-based payments as described in Note 9 share-based payments. These programs will become tax-deductible according to German income tax regulations upon exercise. The reported amount "Not recognized over P&L" is the amount that has been cumulatively expensed in CureVac`s consolidated financial statements according to IFRS until December 31, 2020, for these programs (less the amounts for which deferred tax assets have been recognized) with EUR 10.1 million relating to fiscal 2020 and the remainder to prior periods. The reported amount "Not recognized over equity" represents the amount that would be credited against equity according to IAS 12.68A-C (less the amounts for which deferred tax assets have been recognized).

The reported amount of "Not recognized over equity" may significantly fluctuate depending on the share price of CureVac which itself would lead to another allocation of the deferred tax asset recognized through profit or loss or equity. The same considerations apply to the deferred tax asset recognized for unused tax loss carryforwards. Hence, there might be significant changes in the allocation of deferred tax assets to be recognized through profit or loss or equity in the future which might lead to significant volatilities in the P&L line item income taxes solely due to the changes in the share price of CureVac.

Due to the enacted increases in the trade tax levy rate by the city council of Tuebingen as of April 13, 2021, in the case of the full recognition of deferred tax assets and deductible temporary differences not recognized as of December 31, 2020, the effects on deferred tax assets would be approximately EUR 4.6 million, which would be credited by 51% to equity and 49% to profit or loss.

Deferred tax assets on tax loss carryforwards and deductible temporary differences in excess of taxable temporary differences have not been recognized as management concluded that there is not sufficient probability as per IAS 12 that there will be future taxable profits available in the foreseeable future against which the unused tax losses can be utilized. The accumulated unused tax losses relate entirely to Germany.